UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2017

BAKER HUGHES, A GE COMPANY, LLC

(Exact name of registrant as specified in its charter)

Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield Road

Houston, Texas 77073

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 amends the Current Report on Form 8-K that Baker Hughes, a GE company, LLC filed with the Securities and Exchange Commission (“SEC”) on July 3, 2017, concerning the completion of the combination of General Electric Company’s Oil and Gas business (“GE O&G”) and Baker Hughes Incorporated (“Baker Hughes”), to include the pro forma financial information required by Item 9.01(b) of Form 8-K and exhibits under Item 9.01(d) of Form 8-K.

Item 9.01. Financial Statements and Exhibits. (Information furnished in this Item 9.01 is furnished pursuant to Item 9.01.)

     (b) Pro Forma Financial Information.

          Unaudited pro forma condensed combined financial statements as of and for the three-month period ended March 31, 2017 and for the fiscal year ended December 31, 2016 are attached to this Current Report on Form 8-K/A as Exhibit 99.1 and are filed herewith.

     (d) Exhibits.

99.1 —  Unaudited pro forma condensed combined financial statements as of and for the three-month period ended March 31, 2017 and for the fiscal year ended December 31, 2016.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES, A GE COMPANY, LLC

Dated: September 19, 2017	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Unaudited pro forma condensed combined financial statements as of and for the three-month period ended March 31, 2017 and for the fiscal year ended December 31, 2016.